Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 1, 2016, is entered into by and among MOHAWK INDUSTRIES, INC., a Delaware corporation (the “Company”), ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (“Aladdin”), DAL-TILE DISTRIBUTION, INC., a Delaware corporation (“Dal-Tile”), MOHAWK UNITED INTERNATIONAL B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oisterwijk, the Netherlands and its office at Beneluxstraat 1 (5061 KD) Oisterwijk, the Netherlands, and registered with the Trade Register of the Chambers of Commerce under number 17229715 (“Mohawk BV”), MOHAWK FOREIGN HOLDINGS S.À R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée (“Mohawk Foreign”), MOHAWK INTERNATIONAL HOLDINGS S.À R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée (“Mohawk International”), MOHAWK FOREIGN FUNDING S.À R.L., a company organized and existing under the laws of Luxembourg as a société à responsibilité limitée (“Mohawk Funding”), UNILIN BVBA, a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of Belgium and registered under nr. 0405.414.072 RPR/RPM Ghent, Kortrijk division (“Unilin”), PREMIUM FLOORS AUSTRALIA PTY LIMITED, a private limited liability company organized under the laws of Australia (“Premium Australia”), each Lender party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and an L/C Issuer.

RECITALS

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of March 26, 2015 (the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders have extended a revolving credit facility to the Borrowers;

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Company has requested that each Lender extend its Maturity Date for an additional one year period as more specifically set forth in this Amendment and the Borrowers have requested that the Administrative Agent and the Lenders signatory hereto agree to certain other amendments to the Credit Agreement as provided herein; and

WHEREAS, the Administrative Agent and each of the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Amended Credit Agreement.

2. Amendment to Credit Agreement. Effective as of the date hereof but subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of Defaulting Lender set forth in Section 1.01 of the Credit Agreement is amended by (1) deleting the “or” at the end of clause (d)(ii) thereof and (2) adding the following text after the word “appointment” at the end of clause (d)(iii) thereof: “or (iv) become the subject of any Bail-In Action”;

(c) The definition of Maturity Date set forth in Section 1.01 of the Credit Agreement is amended by (1) replacing “March 26, 2020” in such definition with “March 26, 2021” and (2) adding the following proviso to the end of such definition “; provided further, that with respect to the Non-Extending Lender with respect to the Maturity Date extension that occurred pursuant to that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 1, 2016, between the Borrowers, the Administrative Agent and the Lenders party thereto, the Maturity Date shall be March 26, 2020.” For the avoidance of doubt, such extension is one of the extensions set forth in Section 2.19 of the Credit Agreement;

(d) Subsection 2.17(a)(iv) of the Credit Agreement shall be amended by replacing the last sentence in such Subsection with the following: “Subject to Section 10.26, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation.”;

(e) Section 7.03 of the Credit Agreement is hereby amended by adding the following clause (h) to the end of such Section with corresponding grammatical changes thereto:

“(h) Euro-denominated commercial paper issued by Subsidiaries of the Company.”

(f) Subsection 7.09(xii) of the Credit Agreement is hereby amended by (1) replacing the “or” immediately before clause (B) in such Subsection with “,”(2) re-lettering the existing clause (B) as clause (C) and (3) adding a new clause (B) after clause (A) to read as follows:

“(B) contained in any term loan credit facility agented by Wells Fargo in an aggregate principal amount (including any incremental term loans thereunder) not to exceed $500,000,000 or”.

(g) Article X of the Credit Agreement is hereby amended by adding a new Section 10.26 to read as follows:

“10.26 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

3. Representations and Warranties. The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(a) no Default or Event of Default has occurred and is continuing, or would result from this Amendment;

(b) the execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable;

(c) this Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with its terms, without defense, counterclaim or offset; and

(d) both before and immediately after giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Credit Agreement (with each reference therein to “this Agreement”, “hereunder”, “Loan Document” and words of like import referring to the Credit Agreement being deemed to be a reference to the Amended Credit Agreement) are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement.

4. Conditions to Effectiveness.

(a) This Amendment will become effective as of the date hereof when and if each of the following conditions has been satisfied:

(i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the L/C Issuers, the Swing Line Lender and each Lender party to the Credit Agreement on the date hereof;

(ii) the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company (A) certifying that (a) there exists no Default or Event of Default on the date hereof and immediately after giving effect hereto and (b) the representations and warranties made by the Borrowers contained in the Credit Agreement are true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and except that for purposes of such certificate, the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (a) of Section 6.01 of the Credit Agreement and (B) certifying and attaching the resolutions adopted by the Borrowers approving or consenting to the Maturity Date extension contemplated by this Amendment;

(iii) unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business

Days prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent); and

(iv) the Company shall have paid to the Administrative Agent the fees payable by the Company pursuant to that certain letter agreement dated the date hereof between the Company and the Administrative Agent.

(b) For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under Section 4 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed date of this Amendment specifying its objection thereto.

(c) From and after the date hereof, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

(d) The Administrative Agent will notify the Company and the Lenders of the occurrence of the effectiveness of this Amendment.

5. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns under the Loan Documents.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE AMENDED CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Amended Credit Agreement.

(e) If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(f) The Company agrees to pay in accordance with Section 10.04 of the Credit Agreement all reasonable out of pocket expenses actually incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

(g) This Amendment shall constitute a “Loan Document” under and as defined in the Amended Credit Agreement.

(h) Each Domestic Guarantor consents to the execution and delivery by the Borrowers of this Amendment and jointly and severally ratifies and confirms the terms of the Domestic Guaranty with respect to the Obligations now or hereafter outstanding under the Amended Credit Agreement and all Notes issued thereunder. Each Domestic Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Obligations of any Borrower to the Lenders or any other obligation of any Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of any Borrower, the Domestic Guaranty (i) is and shall continue to be a primary obligation of the Domestic Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Domestic Guarantors under the Domestic Guaranty. Each Foreign Guarantor consents to the execution and delivery by the Borrowers of this Amendment and jointly and severally ratifies and confirms the terms of the Foreign Guaranty with respect to the Foreign Obligations now or hereafter outstanding under the Amended Credit Agreement and all Notes issued by any Foreign Borrower thereunder. Each Foreign Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any Obligations of any Borrower to the Lenders or any other obligation of any Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of any Borrower, the Foreign Guaranty (i) is and shall continue to be a primary obligation of the Foreign Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Foreign Guarantors under the Foreign Guaranty.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

MOHAWK INDUSTRIES, INC.

By:	/s/ Shailesh Bettadapur
Name:	Shailesh Bettadapur
Title:	Vice President and Treasurer

ALADDIN MANUFACTURING CORPORATION

By:	/s/ Shailesh Bettadapur
Name:	Shailesh Bettadapur
Title:	Vice President and Treasurer

DAL-TILE DISTRIBUTION, INC.

By:	/s/ Shailesh Bettadapur
Name:	Shailesh Bettadapur
Title:	Vice President and Treasurer

MOHAWK UNITED INTERNATIONAL B.V.

By:	/s/ Shailesh Bettadapur
Name:	Shailesh Bettadapur
Title:	authorized representative

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

MOHAWK FOREIGN HOLDINGS S.À R.L.

By:	/s/ Andrew Smith	/s/ Cornelius Martinus Verhaaren
Name:	Andrew Smith	Cornelius Martinus Verhaaren
Title:	Class B Manager	Class A Manager

MOHAWK INTERNATIONAL HOLDINGS S.À R.L.

By:	/s/ Andrew Smith	/s/ Cornelius Martinus Verhaaren
Name:	Andrew Smith	Cornelius Martinus Verhaaren
Title:	Class B Manager	Class A Manager

UNILIN BVBA

By:	/s/ Shailesh Bettadapur
Name:	Shailesh Bettadapur
Title:	Authorized Representative

MOHAWK FOREIGN FUNDING S.À R.L.

By:	/s/ Andrew Smith	/s/ Cornelius Martinus Verhaaren
Name:	Andrew Smith	Cornelius Martinus Verhaaren
Title:	Class B Manager	Class A Manager

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

Executed by Premium Floors Australia Pty Ltd

/s/ Shailesh Bettadapur
Signature of company secretary/director

Shailesh Bettadapur
Full name of company secretary/director

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swing Line Lender, as an L/C Issuer and as a Lender

By:	/s/ Kay Reedy
Name:	Kay Reedy
Title:	Managing Director

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as an L/C Issuer and as a Lender

By:	/s/ David McCauley
Name:	David McCauley
Title:	Senior Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as an L/C Issuer and as a Lender

By:	/s/ John A. Horst
Name:	John A. Horst
Title:	Executive Director

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ Elizabeth Tallmadge
Name:	Elizabeth Tallmadge
Title:	Managing Director

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H. James
Name:	Jonathan H. James
Title:	Senior Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robb Hoover
Name:	Robb Hoover
Title:	Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Ravneet Mumick
Name:	Ravneet Mumick
Title:	Director

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kara Van Duzee
Name:	Kara Van Duzee
Title:	Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ Robert T. Barnaby
Name:	Robert T. Barnaby
Title:	Senior Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

HSBC BANK USA, N.A., as a Lender

By:	/s/ Devin Moore
Name:	Devin Moore
Title:	Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

ING BANK, N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

By:	/s/ Shaun Hawley
Name:	Shaun Hawley
Title:	Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

KBC BANK N.V., as a Lender

By:	/s/ Lars Wallin
Name:	Lars Wallin
Title:	Director

By:	/s/ Tom Lalli
Name:	Tom Lalli
Title:	Managing Director

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement

SYNOVUS BANK, as a Lender

By:	/s/ John R. Frierson
Name:	John R. Frierson
Title:	Senior Vice President

Mohawk Industries, Inc.

Signature Pages

Amendment No. 1 to Amended and Restated Credit Agreement